UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 3, 2007

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities described herein, nor shall there be any sale of these securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful.

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 3, 2007, FX Energy, Inc., a Nevada corporation (“FX Energy”), entered into a placement agency agreement (the “Placement Agency Agreement”) with C.K. Cooper & Company, Inc. as exclusive placement agent relating to a proposed registered direct offering of 1,500,000 shares of FX Energy’s common stock, par value $0.001 per share (“Common Stock”) to certain institutional investors. A copy of the Placement Agency Agreement is filed as Exhibit 1.01 to this Current Report and is incorporated herein by reference. The closing for the sale of shares of Common Stock is expected to take place on July 9, 2007, subject to the satisfaction of customary closing conditions.

In addition, on July 3, 2007, FX Energy entered into definitive stock purchase agreements with certain investors relating to the sale of an aggregate of 1,500,000 shares for a purchase price of $8.63 per share for aggregate gross proceeds of $12,945,000, before deduction of offering expenses. A copy of the form of stock purchase agreement is filed as an exhibit to this Current Report and is incorporated herein by reference.

The shares of Common Stock being offered by FX Energy in this offering were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-80489), which was declared effective by the Securities and Exchange Commission on June 30, 1999.

ITEM 7.01—REGULATION FD DISCLOSURE

On July 5, 2007, FX Energy issued a press release announcing the pricing of the offering of Common Stock described in Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Title of Document	Location

Item 1	Underwriting Agreement
1.01	Placement Agency Agreement dated July 3, 2007	Attached

Item 10	Material Contracts
10.83	Form of Stock Purchase Agreement	Attached

99	Miscellaneous
99.01	Press Release dated July 5, 2007	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: July 5, 2007	By:	/s/ Scott Duncan
Scott Duncan, Vice President

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